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                                                                   EXHIBIT 23(A)

                        CONSENT OF KPMG PEAT MARWICK LLP

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Valley National Bancorp

     We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Proxy Statement/Prospectus.

     Our report refers to a change in accounting for income taxes.

                                                 /s/ KPMG PEAT MARWICK LLP

Short Hills, New Jersey
October 4, 1994
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                        CONSENT OF KPMG PEAT MARWICK LLP

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Rock Financial Corporation

     We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                                 /s/ KPMG PEAT MARWICK LLP

Short Hills, New Jersey
October 4, 1994